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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 31, 1998





                        IMC Home Equity Loan Trust 1998-1
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                          333-31197-04               Being Applied For
----------------------------              ----------------             ------------------
(State or Other Jurisdiction              (Commission File              (I.R.S. Employer
      of Incorporation)                        Number)                 Identification No.)



 c/o The Chase Manhattan Bank, as Trustee                               10001
     450 West 33rd Street, 15th Floor                                 ----------
           New York, New York                                         (Zip Code)
 ---------------------------------------
         (Address of Principal
           Executive Offices)



        Registrant's telephone number, including area code (212) 946-8600


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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

Item 2.  Acquisition or Disposition of Assets

                  On March 31, 1998, IMC Home Equity Loan Trust 1998-1 (the "Trust") acquired $150,000,258.45 of Subsequent Home Equity Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of March 1, 1998, among IMC Securities, Inc. (the "Depositor"), as Depositor, IMC Mortgage Company (the "Seller"), as Seller and Servicer, and The Chase Manhattan Bank, as Trustee and the Subsequent Transfer Agreement, dated March 31, 1998, among the Depositor, the Seller, and the Trust, as purchaser. The Subsequent Home Equity Loans possess the characteristics required by the Prospectus dated August 18, 1997 and the Prospectus Supplement dated February 27, 1998, filed pursuant to Rule 424(b)(5) of the Act on March 10, 1998. The Schedule of Subsequent Home Equity Loans is attached to the Subsequent Transfer Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           10.1 Subsequent Transfer Agreement dated as of March 31, 1998 among IMC Securities, Inc., as Depositor, IMC Mortgage Company, as Seller and IMC Home Equity Loan Trust 1998-1 as Purchaser.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      IMC HOME EQUITY LOAN TRUST 1998-1

                      By:  IMC SECURITIES, INC., as Depositor

                      By:  /s/ Thomas G. Middleton
                           ----------------------------------------------
                           Name:    Thomas G. Middleton
                           Title:   President and Chief Operating Officer

April 6, 1998